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                                                                   EXHIBIT 10.14

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                                   $90,000,000

                                CREDIT AGREEMENT

                                      among

                          GABRIEL COMMUNICATIONS, INC.,

                     GABRIEL COMMUNICATIONS FINANCE COMPANY,
                                  as Borrower,

                               The Several Lenders
                        from Time to Time Parties Hereto,

                                       and

                       CANADIAN IMPERIAL BANK OF COMMERCE,
                             as Administrative Agent


                          Dated as of October 28, 1999


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                            CIBC WORLD MARKETS CORP.
                                BARCLAYS CAPITAL
                      GENERAL ELECTRIC CAPITAL CORPORATION
                                       and
                        CAPITAL SYNDICATION CORPORATION,
                  an affiliate of Newcourt Credit Group, Inc.,
                                  as Arrangers


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                                TABLE OF CONTENTS

                                                                            Page

SECTION 1.  DEFINITIONS........................................................1
         1.1   Defined Terms...................................................1
         1.2   Other Definitional Provisions..................................24

SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS...................................24
         2.1   Term Commitments...............................................24
         2.2   Procedure for Term Loan Borrowing..............................24
         2.3   Repayment of Term Loans........................................25
         2.4   Revolving Commitments..........................................25
         2.5   Procedure for Revolving Loan Borrowing.........................26
         2.6   Commitment Fees, etc. .........................................26
         2.7   Termination and Reduction of Commitments.......................27
         2.8   Optional Prepayments...........................................27
         2.9   Mandatory Prepayments and Commitment Reductions................27
         2.10  Conversion and Continuation Options............................29
         2.11  Limitations on Eurodollar Tranches.............................29
         2.12  Interest Rates and Payment Dates...............................29
         2.13  Computation of Interest and Fees...............................30
         2.14  Inability to Determine Interest Rate...........................30
         2.15  Pro Rata Treatment and Payments................................31
         2.16  Requirements of Law............................................32
         2.17  Taxes..........................................................33
         2.18  Indemnity......................................................35
         2.19  Change of Lending Office.......................................36
         2.20  Replacement of Lenders.........................................36

SECTION 3.  REPRESENTATIONS AND WARRANTIES....................................36
         3.1   Financial Condition............................................36
         3.2   No Change......................................................37
         3.3   Corporate Existence; Compliance with Law.......................37
         3.4   Corporate Power; Authorization; Enforceable Obligations........37
         3.5   No Legal Bar; Regulatory Authorizations........................38
         3.6   Litigation.....................................................38
         3.7   No Default.....................................................39
         3.8   Ownership of Property; Liens...................................39
         3.9   Intellectual Property..........................................39
         3.10  Taxes..........................................................39
         3.11  Federal Regulations............................................39
         3.12  Labor Matters..................................................39
         3.13  ERISA..........................................................40


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         3.14  Investment Company Act.........................................40
         3.15  Subsidiaries...................................................40
         3.16  Use of Proceeds................................................40
         3.17  Environmental Matters..........................................41
         3.18  Accuracy of Information, etc...................................42
         3.19  Security Documents.............................................42
         3.20  Solvency.......................................................42
         3.21  Year 2000 Matters..............................................43
         3.22  Regulation H...................................................43
         3.23  Certain Documents..............................................43
         3.24  Venture Investors..............................................43

SECTION 4.  CONDITIONS PRECEDENT..............................................43
         4.1   Conditions to Effectiveness....................................43
         4.2   Conditions to Each Loan........................................46

SECTION 5.  AFFIRMATIVE COVENANTS.............................................47
         5.1   Financial Statements...........................................47
         5.2   Certificates; Other Information................................48
         5.3   Payment of Obligations.........................................50
         5.4   Maintenance of Existence; Compliance...........................50
         5.5   Maintenance of Property; Insurance.............................50
         5.6   Inspection of Property; Books and Records; Discussions.........50
         5.7   Notices........................................................51
         5.8   Environmental Laws.............................................51
         5.9   Interest Rate Protection.......................................52
         5.10  Additional Collateral, etc.....................................52
         5.11  24-Market Reporting Requirement................................53

SECTION 6.  NEGATIVE COVENANTS OF THE BORROWER................................53
         6.1   Financial Condition Covenants..................................53
         6.2   Indebtedness...................................................56
         6.3   Liens..........................................................56
         6.4   Fundamental Changes............................................57
         6.5   Disposition of Property........................................57
         6.6   Restricted Payments............................................58
         6.7   Capital Expenditures...........................................59
         6.8   Investments....................................................60
         6.9   Optional Payments Under and Modifications of Certain
                Agreements. ..................................................60
         6.10  Transactions with Affiliates...................................61
         6.11  Sales and Leasebacks...........................................61
         6.12  Changes in Fiscal Periods......................................61
         6.13  Negative Pledge Clauses........................................61
         6.14  Clauses Restricting Subsidiary Distributions...................62
         6.15  Lines of Business..............................................62


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         6.16  Entry Into Additional Markets..................................62

SECTION 6A.  NEGATIVE COVENANTS OF THE PARENT.................................62
         6A.1. Financial Condition Covenants..................................62
         6A.2. Indebtedness...................................................63
         6A.3. Lines of Business..............................................63
         6A.4. Negative Pledge Clauses........................................63
         6A.5. Changes in Fiscal Periods......................................64
         6A.6. No Expenditures of Unfunded 24-Market Amount...................64

SECTION 7.  EVENTS OF DEFAULT.................................................64

SECTION 8.  THE ADMINISTRATIVE AGENT..........................................68
         8.1   Appointment....................................................68
         8.2   Delegation of Duties...........................................68
         8.3   Exculpatory Provisions.........................................68
         8.4   Reliance by Administrative Agent...............................69
         8.5   Notice of Default..............................................69
         8.6   Non-Reliance on Administrative Agent and Other Lenders.........69
         8.7   Indemnification................................................70
         8.8   Administrative Agent in Its Individual Capacity................70
         8.9   Successor Administrative Agent.................................71

SECTION 9.  MISCELLANEOUS.....................................................71
         9.1   Amendments and Waivers.........................................71
         9.2   Notices........................................................72
         9.3   No Waiver; Cumulative Remedies.................................73
         9.4   Survival of Representations and Warranties.....................73
         9.5   Payment of Expenses and Taxes..................................73
         9.6   Successors and Assigns; Participations and Assignments.........74
         9.7   Adjustments; Set-off...........................................77
         9.8   Counterparts...................................................77
         9.9   Severability...................................................77
         9.10  Integration....................................................77
         9.11  GOVERNING LAW..................................................78
         9.12  Submission To Jurisdiction; Waivers............................78
         9.13  Acknowledgements...............................................78
         9.14  Releases of Guarantees and Liens...............................79
         9.15  Confidentiality................................................79
         9.16  WAIVERS OF JURY TRIAL..........................................80



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ANNEX:

A           Pricing Grid


SCHEDULES:

1.1A        Commitments
1.1B        Venture Investors
3.4         Consents, Authorizations, Filings and Notices
3.15        Subsidiaries
3.19(a)     UCC Filing Jurisdictions
4.2         Existing  Leased Premises
6.16A       Initial Markets
6.16B       Additional Markets
6A.2(a)     Existing Parent Indebtedness


EXHIBITS:

A           Form of Guarantee and Collateral Agreement
B           Form of Capital Call Agreement
C           Form of Lockbox Agreement
D           Form of Compliance Certificate
E-1         Form of Closing Certificate
E-2         Form of Secretary's Certificate
F           Form of Assignment and Acceptance
G           Form of Exemption Certificate
H           Form of Monthly Summary Market Information
I           Form of Management Agreement
J           Form of Opinion of Bryan Cave LLP
K           Form of Opinion of Morrison & Foerster LLP
L           Form of Note Evidencing Permitted Borrower Subordinated Indebtedness
M           Form of Landlord Waiver and Consent


                                      -vi-